Exhibit 99.2

BANKFINANCIAL CORPORATION

First QUARTER 2022

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2022	2021
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.30%	0.57%	0.40%	0.47%	0.37%
Return on equity (ratio of net income to average equity) (1)	3.24	6.00	4.05	4.52	3.40
Net interest rate spread (1)	2.66	2.75	2.68	2.67	2.73
Net interest margin (1)	2.73	2.81	2.75	2.75	2.81
Efficiency ratio (2)	84.20	79.50	81.96	83.94	86.05
Noninterest expense to average total assets (1)	2.47	2.47	2.45	2.50	2.56
Average interest–earning assets to average interest–bearing liabilities	139.03	138.57	138.97	140.97	141.49
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	206	221	224	218	220

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$9,722	$9,095	$11,432	$12,185	$9,567
Interest-bearing deposits in other financial institutions	391,280	493,067	517,183	523,851	489,016
Securities, at fair value	132,634	85,694	14,693	18,883	20,751
Loans receivable, net	1,055,069	1,044,207	1,047,056	1,032,159	1,028,840
Foreclosed assets, net	968	725	1,049	1,702	4,630
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises and equipment, net	24,939	25,043	24,772	24,765	24,726
Bank-owned life insurance	19,157	19,129	19,097	19,066	19,036
Deferred taxes	3,750	2,762	2,348	2,363	2,473
Other assets	15,143	13,470	15,022	14,158	13,856
Total assets	$1,660,152	$1,700,682	$1,660,142	$1,656,622	$1,620,385

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,461,605	$1,488,431	$1,454,389	$1,438,574	$1,422,037
Borrowings	5,000	5,000	5,000	5,000	4,000
Subordinated notes, net of unamortized issuance costs	19,601	19,590	19,578	19,568	—
Other liabilities	20,051	30,195	23,002	27,044	22,915
Total liabilities	1,506,257	1,543,216	1,501,969	1,490,186	1,448,952
Stockholders’ equity	153,895	157,466	158,173	166,436	171,433
Total liabilities and stockholders’ equity	$1,660,152	$1,700,682	$1,660,142	$1,656,622	$1,620,385

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022	2021
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$11,418	$12,073	$11,748	$11,497	$11,248
Total interest expense	643	686	718	722	668
Net interest income	10,775	11,387	11,030	10,775	10,580
Provision for (recovery of) loan losses	276	(221)	(6)	(678)	(335)
Net interest income after provision for (recovery of) loan losses	10,499	11,608	11,036	11,453	10,915
Noninterest income	1,444	1,631	1,374	1,426	1,258
Noninterest expense	10,289	10,349	10,166	10,241	10,187
Income before income tax	1,654	2,890	2,244	2,638	1,986
Income tax expense (1)	386	519	600	712	517
Net income	$1,268	$2,371	$1,644	$1,926	$1,469
Basic and diluted earnings per common share	$0.10	$0.18	$0.12	$0.13	$0.10

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$781	$832	$814	$800	$738
Loan servicing fees	101	395	140	141	55
Mortgage brokerage and banking fees	8	2	16	5	12
Trust insurance commissions and annuities income	338	256	263	283	334
Earnings on bank-owned life insurance	28	32	31	30	21
Other	188	114	110	167	98
Total noninterest income	$1,444	$1,631	$1,374	$1,426	$1,258

Noninterest Expense
Compensation and benefits	$5,480	$5,827	$5,782	$5,558	$5,471
Office occupancy and equipment	2,134	1,711	1,824	1,892	2,097
Advertising and public relations	142	195	157	187	203
Information technology	851	871	779	723	710
Professional fees	373	312	311	343	370
Supplies, telephone, and postage	347	391	382	442	400
Nonperforming asset management	17	(3)	6	8	41
FDIC insurance premiums	116	133	125	114	106
Other	829	912	800	974	789
Total noninterest expense	$10,289	$10,349	$10,166	$10,241	$10,187

(1)	Income tax expense for the quarter ended December 31, 2021 includes a $200,000 valuation reserve recovery related to the Company's Illinois NOL carryforward.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022	2021
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate	$28,221	$30,133	$31,829	$34,762	$38,236
Multi–family mortgage	435,522	426,136	435,634	434,635	440,824
Nonresidential real estate	99,817	103,172	100,469	100,008	112,154
Construction and land	—	—	499	499	499
Commercial loans and leases	496,245	489,512	483,705	467,461	442,706
Consumer	1,572	1,685	1,760	1,796	1,756
	1,061,377	1,050,638	1,053,896	1,039,161	1,036,175
Net deferred loan origination fees and costs	478	284	55	(145)	60
Allowance for loan losses	(6,786)	(6,715)	(6,895)	(6,857)	(7,395)
Loans, net	$1,055,069	$1,044,207	$1,047,056	$1,032,159	$1,028,840

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$348	$494	$332	$349	$403
Multi–family mortgage	35,661	38,265	33,296	25,486	20,680
Nonresidential real estate	5,837	6,522	2,988	581	5,046
Commercial loans	184,290	195,228	125,404	83,548	77,072
Equipment finance	30,821	84,072	51,890	57,077	67,913
Consumer	496	572	584	652	605
	$257,453	$325,153	$214,494	$167,693	$171,719
Weighted average interest rate	4.56%	4.07%	4.33%	4.20%	3.87%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$2,324	$2,266	$3,364	$3,870	$3,897
Multi–family mortgage	25,598	47,882	32,362	31,554	32,737
Nonresidential real estate	8,823	3,760	2,613	12,643	1,627
Construction and land	—	499	—	—	—
Commercial loans	170,543	202,524	111,666	83,991	70,531
Equipment finance	38,701	71,088	49,241	31,856	31,547
Consumer	587	656	610	622	634
	$246,576	$328,675	$199,856	$164,536	$140,973
Weighted average interest rate	4.42%	4.26%	4.38%	4.44%	4.27%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022	2021
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$330	$367	$341	$588	$384
Nonresidential real estate	—	297	296	296	296
Equipment finance	101	76	9	—	—
	431	740	646	884	680

Loans past due over 90 days, still accruing	1,531	10	—	—	—

Foreclosed assets, net
Other real estate owned:
One–to–four family residential real estate	—	—	—	38	285
Nonresidential real estate	274	—	—	—	—
Other foreclosed assets	694	725	1,049	1,664	4,345
	968	725	1,049	1,702	4,630

Nonperforming assets	$2,930	$1,475	$1,695	$2,586	$5,310

Asset Quality Ratios
Nonperforming assets to total assets	0.18%	0.09%	0.10%	0.16%	0.33%
Nonperforming loans to total loans (1)	0.18	0.07	0.06	0.09	0.07
Nonperforming commercial-related loans to total commercial-related loans (2)	0.16	0.04	0.03	0.03	0.03
Nonperforming residential and consumer loans to total residential and consumer loans	1.11	1.15	1.02	1.61	0.96
Allowance for loan losses to nonperforming loans	345.87	895.33	1,067.34	775.68	1,087.50

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$514,434	$508,298	$514,777	$513,165	$528,906
% FFIEC total capital	295.56%	294.98%	298.54%	299.52%	312.12%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$153,558	$67,548	$73,776	$130,984	$207,531
% FFIEC total capital	88.22%	39.20%	42.79%	76.45%	122.47%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, construction and land, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022	2021
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$433	$476	$509	$390	$628
Nonresidential real estate	—	—	—	—	82
Commercial loans and leases	63	—	1,191	—	11
Consumer	3	6	7	4	4
	$499	$482	$1,707	$394	$725

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$6,715	$6,895	$6,857	$7,395	$7,751
Charge–offs:
One-to-four family residential real estate	(4)	(3)	—	—	—
Nonresidential real estate	(192)	(7)	—	—	—
Commercial loans and leases	—	(7)	—	—	(86)
Consumer	(18)	(12)	(2)	(6)	(9)
	(214)	(29)	(2)	(6)	(95)
Recoveries:
One-to-four family residential real estate	2	64	38	49	60
Multi-family mortgage	5	5	7	10	11
Commercial loans and leases	1	1	1	87	1
Consumer	1	—	—	—	2
	9	70	46	146	74

Net (charge–offs) recoveries	(205)	41	44	140	(21)
Provision for (recovery of) loan losses	276	(221)	(6)	(678)	(335)
Ending balance	$6,786	$6,715	$6,895	$6,857	$7,395

Allowance for loan losses to total loans	0.64%	0.64%	0.65%	0.66%	0.71%
Net (charge–offs) recoveries ratio (1)	(0.08)	0.02	0.02	0.05	(0.01)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022	2021
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$339,504	$342,185	$328,182	$325,294	$334,463
Interest–bearing NOW accounts	384,665	404,326	392,273	368,902	341,517
Money market accounts	330,094	333,369	319,857	322,753	318,449
Savings deposits	207,201	201,633	196,810	196,701	191,018
Certificates of deposit - retail	198,911	203,468	213,320	220,482	230,407
Certificates of deposit - wholesale	1,230	3,450	3,947	4,442	6,183
	$1,461,605	$1,488,431	$1,454,389	$1,438,574	$1,422,037

SELECTED AVERAGE BALANCES
Total average assets	$1,666,086	$1,673,813	$1,657,862	$1,641,003	$1,592,419
Total average interest–earning assets	1,601,040	1,608,652	1,592,482	1,573,429	1,528,472
Average loans	1,050,668	1,044,246	1,045,586	1,041,696	1,010,682
Average securities	116,360	32,542	16,915	20,735	21,207
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	426,522	524,374	522,491	503,508	489,093
Total average interest–bearing liabilities	1,151,564	1,160,863	1,145,887	1,116,105	1,080,271
Average interest–bearing deposits	1,126,969	1,136,279	1,121,314	1,094,589	1,076,271
Average borrowings and Subordinated notes	24,595	24,584	24,573	21,516	4,000
Average stockholders’ equity	156,492	157,961	162,361	170,509	172,841

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	2.89%	2.98%	2.93%	2.93%	2.98%
Average loans	4.17	4.44	4.32	4.31	4.39
Average securities	1.04	0.98	1.08	1.01	1.03
Average other interest–earning assets	0.21	0.17	0.17	0.13	0.15
Total average interest–bearing liabilities	0.23	0.23	0.25	0.26	0.25
Average interest–bearing deposits	0.16	0.17	0.18	0.20	0.25
Average cost of total deposits	0.12	0.13	0.14	0.16	0.19
Average cost of retail and commercial deposits	0.15	0.16	0.18	0.19	0.24
Average cost of wholesale deposits, borrowings and Subordinated notes	3.16	3.10	3.08	3.02	1.54
Average cost of funds	0.18	0.18	0.19	0.20	0.19
Net interest rate spread	2.66	2.75	2.68	2.67	2.73
Net interest margin	2.73	2.81	2.75	2.75	2.81

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2022	2021
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	9.27%	9.26%	9.53%	10.05%	10.58%
Tangible equity to tangible total assets (end of period)	9.27	9.26	9.53	10.05	10.58
Risk–based total capital ratio	19.82	19.47	19.22	21.16	20.10
Common Tier 1 (CET1)	16.94	16.66	16.44	18.19	19.26
Risk–based tier 1 capital ratio	16.94	16.66	16.44	18.19	19.26
Tier 1 leverage ratio	9.32	9.32	9.45	10.05	10.67
Tier 1 capital	$155,164	$155,818	$156,632	$164,862	$169,768
BankFinancial, NA (2)
Risk–based total capital ratio	19.01%	18.43%	18.11%	18.92%	19.23%
Common Tier 1 (CET1)	18.27	17.71	17.39	18.17	18.39
Risk–based tier 1 capital ratio	18.27	17.71	17.39	18.17	18.39
Tier 1 leverage ratio	10.05	9.91	10.00	10.03	10.19
Tier 1 capital	$167,268	$165,599	$165,537	$164,471	$162,059

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$10.36	$10.67	$11.48	$11.44	$10.32
High	11.27	11.81	12.79	11.96	11.23
Low	10.30	10.33	10.62	10.04	8.48
Common shares outstanding	13,178,485	13,228,485	13,374,133	14,118,720	14,623,659
Book value per share	$11.68	$11.90	$11.83	$11.79	$11.72
Tangible book value per share	$11.68	$11.90	$11.83	$11.79	$11.72
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	104.33%	55.88%	83.58%	75.10%	100.29%
Stock repurchases	$539	$1,673	$8,503	$5,457	$1,488
Stock repurchases – shares	50,000	145,648	744,587	504,939	146,106

EARNINGS PER SHARE COMPUTATIONS
Net income	$1,268	$2,371	$1,644	$1,926	$1,469
Weighted average basic and dilutive common shares outstanding	13,204,041	13,264,374	13,722,333	14,433,748	14,723,769
Basic and diluted earnings per common share	$0.10	$0.18	$0.12	$0.13	$0.10

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in the second quarter of 2020.  Pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2021, the Bank's required minimum Community Bank Leverage Ratio is 9.00%. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.